FIRST FOCUS FUNDS, INC.

Supplement dated March 30, 2004

to the Statement of Additional Information dated July 31, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with such Statement of Additional Information.

The following replaces the first paragraph on pages 8 and 9 under the heading “When-Issued and Delayed-Delivery Securities.”

Each Fund may purchase securities on a “when-issued” or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase securities on a “when-issued” basis, the Fund will designate cash or liquid portfolio securities equal to the amount of the commitment on the Fund’s records. Normally, the Fund will designate portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to designate additional assets in order to assure that the value of the designated assets remains equal to the amount of a Fund’s commitment. Each Fund’s commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund’s liquidity and the ability of the Fund’s Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its assets.

Please retain this supplement for future reference.